SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant [   ]

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[   ]    Preliminary Proxy Statement                                                        [   ] Confidential, for Use of the Commission

[X]    Definitive Proxy Statement                                                                 Only (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to §240.14a-12

PC Mall, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PC MALL, INC.

2555 W. 190th Street, Suite 201

Torrance, California 90504

_______________

Notice of Annual Meeting of Stockholders

To Be Held August 24, 2004

_______________

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of PC Mall, Inc., a Delaware corporation (the ''Company''), will be held at the Company's headquarters, located at 2555 W. 190th Street, Suite 201, Torrance, California 90504 on Tuesday, August 24, 2004 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect four directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 12, 2004, are entitled to notice of and to vote at the meeting of or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 2555 W. 190th Street, Suite 201, Torrance, California 90504, for a period of ten days prior to the Annual Meeting.

A copy of the Company's Annual Report for the fiscal year ended December 31, 2003, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                                                                                        By Order of the Board of Directors,

                                                                                                        /s/ Frank F. Khulusi

                                                                                                        Frank F. Khulusi

                                                                                                        Chairman of the Board, President

                                                                                                        and Chief Executive

Torrance, California

July 22, 2004

PC MALL, INC.

2555 W. 190th Street, Suite 201

Torrance, California 90504

_______________

PROXY STATEMENT

_______________

Annual Meeting of Stockholders

To be held on August 24, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of PC Mall, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at our annual meeting of stockholders to be held on Tuesday, August 24, 2004, at 10:00 a.m. local time, at our headquarters, located at 2555 W. 190th Street, Suite 201, Torrance, California 90504, and at all adjournments thereof for the purposes described in this proxy statement and in the accompanying notice of annual meeting of stockholders.  ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AND IN FAVOR OF PROPOSAL 2.  This proxy statement and the notice of meeting and proxy are being mailed to stockholders on or about July 22, 2004.

The close of business on July 12, 2004 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.  As of July 12, 2004, our outstanding voting securities consisted of 11,170,962 shares of common stock, par value $.001 per share.  On all matters which will come before the meeting, each stockholder is entitled to one vote for each share of common stock held on the record date.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by:
  delivering to our principal office a written notice of revocation;
  filing with us a duly executed proxy bearing a later date; or
  attending the meeting and voting in person.

The costs of this solicitation, including the expense of preparing and mailing proxy solicitation materials, will be borne by PC Mall.  We will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of our common stock.  We will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.  We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 12, 2004 by:

  each of the named executive officers;
  each director;
  all of our current directors and executive officers as a group; and
  each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Percentage ownership is based on an aggregate of 11,170,962 shares of our common stock outstanding on July 12, 2004. The table is based upon information provided by officers, directors and principal stockholders. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all of the shares of our common stock beneficially owned by them. Unless otherwise indicated, the address for each person is 2555 W. 190th Street, Suite 201, Torrance, California 90504.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
RS Investment Management Co. L.L.C. (1)
	826,390	7.4%
Amre A. Youness (2)
	622,000	5.6%
Jonathan L. Kimerling (3)
	580,000	5.2%
Directors and executive officers:
Frank F. Khulusi
	2,964,875(4)	25.6%
Theodore R. Sanders
	131,467(5)	1.2%
Daniel J. DeVries
	129,505(6)	1.1%
Kristin M. Rogers
	108,333(7)	1.0%
Ronald B. Reck
	38,450(8)	*
Thomas A. Maloof
	30,000(9)	*
Mark C. Layton
	20,000(10)	*
All current directors and executive officers as a group (8 persons)	3,426,797(11)	28.5%

_______________

*Less than 1%

(1)	Based on information contained in the Schedule 13G filed February 18, 2004 by RS Investment Management Co. LLC, RS Investment Management, L.P., RS Diversified Growth Fund and G. Randall Hecht, each of RS Investment Management Co. LLC, RS Investment Management, L.P. and G. Randall Hecht have shared voting and dispositive power with respect to 826,390 shares of our common stock, and RS Diversified Growth Fund has shared voting and dispositive power with respect to 576,170 shares of our common stock. RS Investment Management Co. LLC is the parent company of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock. RS Investment Management, L.P. is a registered investment adviser and the investment adviser to RS Diversified Growth Fund, which is a registered investment company. RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P., and G. Randall Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P. The address for RS Investment Management Co. LLC is 388 Market Street, Suite 200, San Francisco, California 94111.
(2)	The address for Mr. Youness is 310 North Lake Avenue, Pasadena, California 91101.
(3)	The address for Mr. Kimerling is 2968 Cherokee Road, Mountain Brook, Alabama 35223.
(4)

Includes 2,548,208 shares held by the Khulusi Family Revocable Trust dated November 3, 1993, and 416,667 shares underlying options which are presently vested or will vest within 60 days of July 12, 2004.

(5)	Consists of 131,467 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(6)	Includes 128,905 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(7)	Consists of 108,333 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(8)	Includes 30,000 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(9)	Consists of 30,000 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(10)	Consists of 20,000 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.
(11)	This figure includes an aggregate of 865,372 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of July 12, 2004.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Four directors are to be elected at the meeting, each director to hold office until the next annual meeting of stockholders, or until his successor is elected and qualified. All of the persons listed below are now serving as members of our board of directors and have consented to serve as directors, if elected.  The board of directors proposes for election the nominees listed below.

Name	Age	Position	Director since
Frank F. Khulusi	37	Chairman of the Board, President and Chief Executive Officer	1987
Thomas A. Maloof (2)	52	Director	1998
Ronald B. Reck (1)(2)	55	Director	1999
Mark C. Layton (1)(2)	44	Director	2001

_______________

(1) Member of our compensation committee

(2) Member of our audit committee

Frank F. Khulusi is our co-founder and has served as our Chairman of the Board and Chief Executive Officer since our inception in 1987. Mr. Khulusi served as our President from our inception in 1987 until July 1999, and he resumed that office in March 2001. From July 1999 to September 1999, Mr. Khulusi served as President of Toytime, Inc., an online retailer of toys. In July 2000, a petition for involuntary bankruptcy was filed against Toytime under Chapter 11 of the United States Bankruptcy Code, which was dismissed by a federal bankruptcy court in November 2000.

Thomas A. Maloof has served as one of our directors since May 1998. Since January 2001, Mr. Maloof has served as the Chief Financial Officer of HMC, Inc., a hospitality company. From February 1998 to November 2000, Mr. Maloof served as President of Perinatal Practice Management, Inc. From September 1997 until February 1998, Mr. Maloof served as Chief Financial Officer of Prospect Medical Holdings. From January 1995 until September 1997, Mr. Maloof was the Chief Executive Officer of Prime Health of Southern California. Mr. Maloof serves on the board of directors of Farmer Bros. Co.

Ronald B. Reck has served as one of our directors since April 1999. Mr. Reck was employed by Applebee's International from 1987 to 1997, serving most recently as Executive Vice President and Chief Administrative Officer. Since 1998, Mr. Reck has served as President and Chief Executive Officer of Joron Properties, LLC, a real estate company, and since January 2004 as a Manager/Partner in J.R. Rush Properties, L.L.C.

Mark C. Layton has served as one of our directors since May 2001. Mr. Layton is currently Chairman, President and Chief Executive Officer of PFSweb, Inc., a provider of business process outsourcing services. From 1988 through 2000, Mr. Layton served in various roles at Daisytek International, a global distributor of office consumables and computer supplies, most recently as President, Chief Executive Officer and Chief Operating Officer, and also served as Chairman of the Board of Daisytek from September 1999 to October 2000. Prior to joining Daisytek, Mr. Layton was a management consultant with Andersen Consulting (Accenture) for eight years, specializing in wholesale and retail distribution and technology. Mr. Layton also serves as an Associate Editor for the Center for Cycle Time Research at the University of Memphis, and serves on the Dean's Advisory Council at Northern Arizona University College of Business Administration.

Voting Information

Proxies solicited by the board of directors will, unless otherwise directed, be voted to elect all of the nominees named above. A stockholder submitting a proxy may vote for all or any of the nominees for election to the board of directors or may withhold his or her vote from all or any of such nominees.  Directors are elected by a plurality of votes. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the meeting, has no effect. In addition, although broker "non-votes'' will be counted for purposes of attaining a quorum, they will have no effect on the vote.  The persons designated in the enclosed proxy will vote your shares FOR each nominee named above unless instructions otherwise are indicated in the enclosed proxy. Should any nominee become unwilling or unable to serve if elected, the proxy agents named in the proxy will exercise their voting power in favor of such other person as our board of directors may recommend. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2003, the board of directors held six meetings. Each director attended at least 75% of the aggregate total number of meetings of the board of directors plus the total number of meetings of all committees of the board on which he served.

We have an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, consisting of Thomas A. Maloof, Mark C. Layton and Ronald B. Reck. The Audit Committee is appointed by the board of directors and has adopted a charter, attached hereto as Appendix A, which provides that the purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting ). The Audit Committee held eight meetings during the last fiscal year. The board of directors has determined that each current member of the Audit Committee meets the requirements of the Securities and Exchange Commission Rules, including Rule 10A-3(b) under the Securities and Exchange Act of 1934, as amended, is independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards, and that Messrs. Layton and Maloof qualify as audit committee financial experts as defined by Item 401(h)(2) of Regulation S-K.

Messrs. Maloof, Layton and Reck served as members of our Compensation Committee during the last fiscal year. In March 2004, Mr. Reck replaced Mr. Maloof on the Compensation Committee. The Compensation Committee held one formal meeting during the last fiscal year, and met a number of times on an informal basis.  The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the board of directors regarding compensation matters and determining compensation for the Chief Executive Officer.  In addition, the Compensation Committee administers our stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder.

Director Nominations

The board of directors does not have a nominating committee. Given the size and composition of the board of directors as permitted by the Nasdaq listing standards, in lieu of a nominating committee, the board of directors has determined that a candidate for director nominee, in the event of a vacancy or the establishment of a new directorship on the board of directors, shall be made to the full board of directors for consideration and approval upon the recommendation of no less than a majority of the independent members of the board of directors as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The board of directors has adopted a policy which sets forth the procedures for identifying and evaluating candidates for the board of directors. The policy is attached hereto as Appendix B. The policy provides that the board of directors will consider candidates that may be recommended for consideration by our stockholders, provided the information regarding director candidates recommended by our stockholders is submitted to the board of directors in compliance with the policy and other information reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Securities and Exchange Act of 1934, as amended, and other applicable rules and regulations. Such director candidate recommendation materials are required to be sent to our Secretary by writing c/o the Secretary, PC Mall, Inc., 2555 W. 190th Street, Suite 201, Torrance, California 90504. There are no specific minimum qualifications that the board of directors requires to be met by a director nominee recommended for a position on the board of directors, nor are there any specific qualities or skills that are necessary for one or more of our board of directors to possess, other than as are necessary to meet any requirements under rules and regulations applicable to us. The board of directors considers a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the board of directors.

The board of directors considers director candidates that are suggested by members of the board of directors, as well as management and stockholders. The board of directors may also retain a third-party executive search firm to identify candidates. The process by the independent members of the board of directors for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full board of directors an analysis with regard to particular recommended candidates. During the search process, the independent members of the board of directors endeavor to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Independence of the Board of Directors

Nasdaq listing standards require that a majority of the members of a listed company's board of directors qualify as "independent," as affirmatively determined by the board of directors. After review of all of the relevant transactions or relationships between each director (and his family members) and us, our senior management and our independent registered public accountants, our board of directors has affirmatively determined that three of our four directors are independent directors within the meaning of the applicable rules. Frank F. Khulusi, our Chairman of the Board of Directors, President and Chief Executive Officer is not independent within the meaning of the applicable rules.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at www.pcmall.com. Any amendment to or waiver from our Code of Business Conduct and Ethics as it applies to our executive officers or directors will also be posted on our website.

Compensation of Directors

During the last fiscal year, we compensated each director who was not employed by us or any of our affiliates $16,000 paid in quarterly installments, $2,500 for each board meeting, and $1,000 for each committee meeting.  Our directors are eligible to participate in our 1994 Stock Incentive Plan.  During 2003, we granted 6,000 shares to each of Messrs. Layton, Maloof and Reck under our 1994 Stock Incentive Plan.  The options were granted at $10.07 per share (which was the fair market value as of the date of grant), vest 100% on the first anniversary of the date of grant, and expire 10 years from the date of grant.  Mr. Reck received a payment of $25,500 in connection with consulting services provided to us in 2003 relating to a real estate transaction.

Annual Meeting Attendance

We have a adopted a policy for attendance by the board of directors at our stockholder annual meetings which encourages directors, if practicable and time permitting, to attend our stockholder annual meetings, either in person, by telephone or by other similar means of live communication (including video conference or webcast). All directors attended our 2003 Annual Meeting of Stockholders.

Communications with Directors

Stockholders may communicate with the board of directors or to one or more individual members of the board of directors by writing c/o the Secretary, PC Mall, Inc., 2555 W. 190th Street, Suite 201, Torrance, California 90504. Communications received from stockholders are forwarded directly to the board of directors, or to any individual member or members, as appropriate, depending on the facts and circumstances outlined in the communication. The board of directors has authorized the Secretary, in his or her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the board of directors, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by our Chief Executive Officer and the other three executive officers whose compensation exceeded $100,000 during the 2003 fiscal year, referred to as our "named executive officers."

Summary Compensation Table

	Annual compensation (1)			Long term compensation awards
Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Securities underlying options (#)		All other compensation ($)(2)
Frank F. Khulusi	2003	$600,000	$190,823	--		$2,438
Chairman, President and	2002	492,308	140,797	100,000		2,438
Chief Executive Officer	2001	400,000	117,683	200,000		2,438

Theodore R. Sanders	2003	239,610	60,786	--		8,340	(3)
Chief Financial Officer	2002	235,000	44,462	25,000		8,340	(3)
	2001	235,000	49,831	40,000		8,340	(3)

Daniel J. DeVries	2003	254,904	39,606	--		11,444	(4)
Executive Vice President,	2002	250,000	44,462	27,500	(7)	16,048	(5)
Marketing	2001	250,000	45,127	70,000	(7)	13,456	(6)

Kristin M. Rogers	2003	254,904	60,786	--		1,915
Executive Vice President,	2002	250,000	44,462	27,500		1,875
Enterprise Sales	2001	250,000	49,831	40,000		1,947

___________

(1)	The incremental cost to us of providing perquisites and other personal benefits during any indicated period did not exceed, as to any named executive officer, the lesser of $50,000 or 10% of the total salary and bonus paid to that named executive officer for the indicated period and, accordingly, is omitted from the table.
(2)	Unless otherwise specified, the number constitutes our matching contributions under our 401(k) plan.
(3)	Represents automobile allowance.
(4)	Represents automobile allowance of $9,259 and 401(k) matching contributions of $2,185.
(5)	Represents automobile allowance of $13,884 and 401(k) matching contributions of $2,164.
(6)	Represents automobile allowance of $11,268 and 401(k) matching contributions of $2,188.
(7)	Includes the following number of shares subject to options subsequently transferred pursuant to a divorce settlement: 4,763 shares from 2002 grants and 27,394 shares from 2001 grants.

Option Grants in Last Fiscal Year

No options to purchase shares of our common stock were granted to the named executive officers during fiscal year 2003. Further, no options to purchase stock of eCOST.com, Inc., our wholly-owned subsidiary, were granted to the named executive officers during fiscal year 2003.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of securities underlying unexercised options at fiscal year end			Value of unexercised in-the-money options at fiscal year end (1)
	Exercisable		Unexercisable	Exercisable	Unexercisable
Frank F. Khulusi	354,167		95,833	$4,864,928	$1,367,662
Theodore R. Sanders	121,717		22,083	1,693,570	314,275
Daniel J. DeVries	262,133	(2)	29,167	3,641,429	417,569
Kristin M. Rogers	81,458		36,042	943,056	435,969

_______________

(1)

Value based on the closing price of our common stock as reported on the Nasdaq National Market on December 31, 2003, which was $16.23, less the exercise price, times the number of shares issuable pursuant to such options.

(2)	Includes an aggregate of 128,828 shares subject to options that have been transferred pursuant to a divorce settlement.

The following table sets forth, for each of the named executive officers, certain information with respect to the value of unexercised options to purchase shares of eCOST.com common stock as of December 31, 2003. No options to purchase eCOST.com common stock were exercised by the named executive officers during the 2003 fiscal year.

	Number of securities underlying unexercised options at fiscal year end		Value of unexercised in-the-money options at fiscal year end (1)
	Exercisable	Unexercisable (2)	Exercisable	Unexercisable
Theodore R. Sanders	--	40,000	$ --	$230,000
Daniel J. DeVries	--	100,000	--	655,000

_____________

(1)

There was no public trading market for the common stock of eCOST.com as of December 31, 2003. Accordingly, the value of unexercised in-the-money options listed in the table has been calculated on the basis of $6.75 per share, which was the assumed fair value of the eCOST.com common stock at December 31, 2003, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

(2)	The options to purchase eCOST.com common stock granted under the eCOST.com 1999 Stock Incentive Plan and reflected in this table are exercisable, even if vested, only upon the earlier to occur of an initial public offering of eCOST.com common stock, a merger or consolidation or disposition of all or substantially all of the assets of eCOST.com, or the lapse of five or seven years from the date of grant.

Equity Compensation Plan Information

The following table sets forth information about shares of our common stock that may be issued upon exercise of options under all of our equity compensation plans as of December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,411,673	$4.01	1,453,610	(1)
Equity compensation plans not approved by security holders (2)	48,000	5.22	-
Total	2,459,673	$4.03	1,453,610

_____________

(1)	Represents shares available for issuance under our 1994 Stock Incentive Plan as of December 31, 2003. The 1994 Stock Incentive Plan contains an evergreen formula pursuant to which on January 1 of each year, the aggregate number of shares reserved for issuance under the 1994 Stock Incentive Plan will increase by a number of shares equal to 3% of the outstanding shares on December 31 of the preceding year. On January 1, 2004, an additional 326,136 shares became available under this Plan pursuant to the evergreen provision.
(2)	On June 10, 1999, we granted options to purchase 15,000 and 30,000 shares of our common stock to Michael Assadi and Peter Zuiker, respectively. Each of the options were granted at an exercise price of $7.28125 per share (the fair market value on the date of the grant) and have a term of ten years. The options granted to Mr. Assadi vest in equal annual installments over a five year period, and the options granted to Mr. Zuiker vest in equal quarterly installments over a three year period. The options expire three months after termination of the option holder's employment with us. Upon the occurrence of certain events resulting in a change of control of our company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. With respect to these options granted to Messrs. Assadi and Zuiker, options to purchase a total of 18,000 shares of our common stock remained outstanding as of December 31, 2003. Further, in June 2003, we issued a warrant to purchase 30,000 shares of our common stock to a consulting firm for investor and public relations services. The warrant was issued at an exercise price of $3.99 with a five year term, and vests monthly over a one year period from the date of grant.

Compensation Committee Interlocks and Insider Participation

Messrs. Maloof, Layton and Reck served as members of our Compensation Committee during the last fiscal year. In March 2004, Mr. Reck replaced Mr. Maloof on the Compensation Committee. There are no Compensation Committee interlocks between us and other entities involving our executive officers and Board members who serve as executive officers of such companies.

Employment Agreements and Change-in-Control Arrangements

In January 1995, we entered into a three-year employment agreement with Frank F. Khulusi. Although the original term of the employment agreement expired January 1, 1998, the employment agreement further provides for one-year automatic extensions if the employment agreement is not terminated by us or Mr. Khulusi. Effective July 1, 2002, the Compensation Committee amended the employment agreement to increase Mr. Khulusi's annual salary from $400,000 to $600,000. For further detail regarding Mr. Khulusi's current salary, see "Executive Compensation--Summary Compensation Table." The employment agreement also provides that Mr. Khulusi is entitled to certain severance benefits in the event that his employment is terminated by us without cause' or by Mr. Khulusi for good reason or following a change of control (all as defined in the employment agreement). In such cases, Mr. Khulusi would receive two times his salary and bonus for the preceding twelve months in a lump sum distribution following notice of termination.

In January 2000, we entered into an employment agreement with Kristin M. Rogers. Pursuant to this agreement, Ms. Rogers' compensation included an annual base salary of $250,000 and an annual bonus of $125,000 based upon the achievement of annual goals mutually agreed upon by us and Ms. Rogers. In addition, we agreed to grant Ms. Rogers an option to purchase 400,000 shares of common stock of PCM.com Business Solutions, one our wholly owned subsidiaries, vesting at a rate of 25% per year on each anniversary date of the option, or the PCM option, and an option to purchase 50,000 shares of our common stock vesting over a period of four years, or the PC Mall option. However, any exercise of the PC Mall Option will result in the immediate and automatic termination of the entire PCM option. Likewise, any exercise of the PCM option will result in the immediate and automatic termination of the entire PC Mall option. The employment agreement also provides that in the event Ms. Rogers is terminated by us without cause (as defined in the employment agreement), upon the execution of a separation agreement satisfactory to us, Ms. Rogers is entitled to receive a severance payment equal to six months of her base compensation. Ms. Rogers' annual base salary was increased to $257,500 during fiscal year 2003. Additionally, instead of receiving an annual bonus as set forth in her employment agreement, Ms. Rogers now participates in our executive bonus plan, which provides for bonus awards based upon the achievement of specified goals established depending upon the participant's function in the organization.

In June 2004, we entered into an employment agreement with Robert I. Newton for the position of General Counsel. Under the terms of the agreement, Mr. Newton's annual base salary is $250,000 and he is eligible for an annual bonus in the maximum amount of $50,000. However, we are required to pay Mr. Newton a bonus equal to the gross amount of $12,500 for the first full quarter in which he is employed. In addition, we granted Mr. Newton an option to purchase 50,000 shares of our common stock, vesting quarterly over a three year period, at an exercise price equal to $17.46, which price represented the closing price of our common stock on June 8, 2004. The employment agreement also provides that in the event Mr. Newton is terminated without cause (as such term is defined in the employment agreement), upon the execution of a severance and release agreement that is acceptable to us, Mr. Newton is entitled to receive a severance payment equal to three months of his base salary, which payment will be paid in equal installments over a three month period.

Upon the occurrence of certain events resulting in a change of control of our company or certain major corporate transactions, all of the unvested stock options we have granted to the named executive officers will become fully vested and exercisable, subject to certain exceptions and limitations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Those officers, directors and ten percent stockholders are also required by the SEC's rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of the forms we received, or representations from certain reporting persons that no Forms 5 were required for such persons, we believe that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and ten percent stockholders were complied with except that: Mr. Maloof filed two Form 4s late with respect to two transactions; Messrs. Layton and Reck filed a Form 4 late with respect to one transaction each; and Mr. Khulusi reported a gift late on Form 5.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the stock performance graph which follows shall not be deemed to be incorporated by reference into any such filings.

The Compensation Committee reviews with management cash and other compensation policies for employees, makes recommendations to the board of directors regarding compensation matters and determines the compensation for the Chief Executive Officer. In addition, the Compensation Committee administers our stock option plans and, within the terms of the respective stock option plan, determines the terms and conditions of issuances thereunder. The compensation of our executive officers, except for the compensation of the Chief Executive Officer, is set and approved by the Compensation Committee of the board of directors with the participation of the Chief Executive Officer.

Compensation Policies

The Compensation Committee's executive compensation policies are designed to provide levels of compensation that integrate pay with our objectives and goals, reward above-average corporate performance, recognize individual initiative and achievements and assist us in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be adequate to recruit, retain and motivate key employees.

There are three primary elements in our executive compensation program:

  Base salary
  Bonus
  Stock options

Individual base salaries are established based on an executive officer's experience, historical contribution and future importance to PC Mall and other subjective factors, without assigning a specific weight to individual factors.

Bonuses are paid pursuant to executive bonus plans. Bonus awards are set based on various goals dependent upon the person's function in the organization. Certain individuals' bonus plans are set as a percentage of base salary, with the specific percentage determined by the person's position. The award of bonuses is dependent on the achievement of specified goals. The achievement of quantitative goals at the department and corporate levels is the primary factor in determining bonuses and such goals are tied to the achievement of specified performance targets. During 2003, the executive bonus plan provided a bonus pool of 10% of the quarterly pre-tax profits for the consolidated business. In addition, executive officers are eligible for other bonuses at the discretion of the Compensation Committee and Chief Executive Officer.

We believe that a component of the compensation paid to our executives over the long term should be derived from stock options. We believe that stock ownership is a valuable incentive to executives and that the grant of stock options to them serves to align their interests with the interests of our stockholders as a whole and encourages them to manage PC Mall in its best interests. The Compensation Committee determines whether to grant stock options, as well as the amount of the grants, based on a person's position. There were no stock option grants to our executive officers in 2003.

Compensation of Chief Executive Officer

In establishing the Chief Executive Officer's overall compensation, the Compensation Committee considered a number of factors, including the record of leadership and service provided by the Chief Executive Officer since co-founding PC Mall. The Committee has not found it practicable to, and has not attempted to, assign relative weights to the specific factors considered in determining the Chief Executive Officer's compensation. Consistent with our overall executive compensation program, the Chief Executive Officer's compensation is composed of base salary and bonus. The Chief Executive Officer's base salary was initially set at $400,000 in his Employment Agreement with the Company, described above. In 2002, following a review of the Company's performance, the Chief Executive Officer's role, and the lack of historical salary increases for the Chief Executive Officer, the Compensation Committee determined that a salary increase for Mr. Khulusi was appropriate. To decide the amount of the increase, the Committee reviewed the salaries of chief executives at comparable companies. The Committee determined that a $600,000 annual salary was in line with industry standards and appropriate based on the circumstances. Accordingly, the Chief Executive Officer's salary was increased to $600,000, effective July 1, 2002, and constituted his base salary for 2003. In 2003, the Chief Executive Officer was paid a bonus of $190,823, and did not receive a stock option grant.

Policy Regarding Deductibility of Compensation for Tax Purposes--Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to the chief executive officer or any of the four other most highly compensated executive officers. However, certain compensation meeting a tax law definition of "performance-based'' is generally exempt from this deduction limit. We do not currently have a policy regarding qualification of cash compensation, such as salary and bonuses, for deductibility under Section 162(m). However, none of our executives receive such compensation at levels that approach the Section 162(m) $1 million limit. We have included provisions in the 1994 Stock Incentive Plan designed to enable grants of options and SARs to executive officers affected by Section 162(m) to qualify as "performance-based'' compensation. However, such grants cannot qualify until such grants are made by a committee consisting of "outside directors'' under Section 162(m). Prior to March 1999, the Compensation Committee did not meet this requirement.

Compensation Committee

Ronald B. Reck, Chair

Mark C. Layton

Compensation Committee

All members of the Compensation Committee are independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Compensation Committee held one meeting during the last fiscal year.

STOCK PERFORMANCE GRAPH

The performance graph below compares the cumulative total stockholder return of our company with the cumulative total return of the Nasdaq Stock Market-US Companies Index and the Nasdaq Retail Trade Index.  The graph assumes $100 invested at the per-share closing price of our common stock and each of the indices on December 31, 1998.  In June 1999, we spun off to our stockholders our uBid, Inc. subsidiary.  For purposes of the table below, the uBid shares distributed to our stockholders are treated as nontaxable cash dividends that have been reinvested in additional shares of our common stock in June 1999.  The stock price performance shown in this graph is neither necessarily indicative of nor intended to suggest future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

PC Mall, Inc., Nasdaq-US, Nasdaq-Retail

Measurement period (fiscal year covered)	PC Mall, Inc.	NASDAQ STOCK MARKET (U.S.)	NASDAQ RETAIL TRADE

Measurement Date
12/31/98	$100	$100	$100
FYE 12/99	$ 87	$193	$114
FYE 12/00	$ 13	$129	$ 75
FYE 12/01	$ 48	$ 68	$ 96
FYE 12/02	$ 41	$ 62	$ 91
FYE 12/03	$192	$ 88	$148

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2003.

We have discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

We have also considered whether the provision of services by PricewaterhouseCoopers LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee

Mark C. Layton

Thomas A. Maloof

Ronald B. Reck

 *       *       *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the Report by reference in any such document.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 2003, following the recommendation of an independent committee of the board of directors, we entered into a non-exclusive software licensing agreement with Evov Inc. for total consideration of $200,000, whereby we licensed certain software from Evov Inc. Sam U. Khulusi is the controlling shareholder of Evov Inc., and is the brother of Frank F. Khulusi, our Chairman, President and Chief Executive Officer.

We have entered into indemnification agreements with each of our current directors and executive officers that provide the maximum indemnity available to directors and officers under Section 145 of the Delaware General Corporation Law and our certificate of incorporation, as well as certain procedural protections. We have also entered into transactions with certain of our directors and officers, as described under the heading "Executive Compensation."

Sam U. Khulusi, the brother of Frank F. Khulusi, was employed by OnSale, Inc., a wholly-owned subsidiary of our company, in fiscal year 2003 and earned and/or received compensation in the amount of $200,770. Simon Abuyounes, the brother-in-law of Frank F. Khulusi, was employed by AF Services, Inc., a wholly-owned subsidiary of our company, in fiscal year 2003 and earned and/or received compensation in the amount of $265,885. Further, on November 21, 2003, we granted Mr. Abuyounes 20,000 shares at an exercise price of $12.65.

Frank F. Khulusi, our President and Chief Executive Officer, has entered into a registration rights agreement that gives him the right, in certain circumstances, to require registration of shares of eCOST.com's (our wholly-owned subsidiary) common stock that are held by Mr. Khulusi if the distribution of eCOST.com occurs .Subject to certain limitations, Mr. Khulusi may request two demand registrations under the Securities Act of all or any portion of eCOST.com's shares covered by the registration rights agreement, and eCOST.com will be obligated to register such shares as requested by Mr. Khulusi. Mr. Khulusi also will have certain "piggyback" registration rights to participate in eCOST.com's registered offerings. The rights under the agreement terminate upon the earliest to occur of:

  the fifth anniversary of the distribution;
  such time as the registrable shares have been sold;
  such time as the registrable shares have been registered under the Securities Act for a period of at least 90 days; or
  such time as eCOST.com receives an opinion of counsel that the registrable shares may be sold by the holder without registration under the Securities Act and without restriction as to the quantity and manner of such sales.

PROPOSAL TWO

RATIFICATION AND APPROVAL

OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The board of directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as its independent accountants for the fiscal year ending December 31, 2004.  PricewaterhouseCoopers LLP has audited our financial statements since 1994.  A proposal to ratify the appointment for the current year will be presented at the meeting.  Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

We incurred the following fees to PricewaterhouseCoopers LLP during the 2003 fiscal year:

Audit Fees

The aggregate fees PricewaterhouseCoopers LLP billed us in each of the last two fiscal years for professional services it rendered to us for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q, as well as for services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for those years, was $289,320 in 2002 and $304,000 in 2003.

Audit-Related Fees

The aggregate fees PricewaterhouseCoopers LLP billed us in fiscal year 2003 and fiscal year 2002 for assurance or related services regarding the performance of its audit or review of our financial statements, other than those reported above under the caption "Audit Fees," was $41,900 and $13,475, respectively. For fiscal year 2003, the fees were related to services performed in connection with audits of our subsidiaries and for accounting research, and the fees for fiscal year 2002 were related to consultation concerning financial accounting and reporting standards, and proposed business transactions.

Tax Fees

PricewaterhouseCoopers LLP did not provide us, or bill us for, any professional services rendered for tax compliance, tax advice or tax planning in the last two fiscal years.

All Other Fees

PricewaterhouseCoopers LLP did not provide us, or bill us for, any products or services in the last two fiscal years, other than the services performed in connection with the fees reported under the captions "Audit Fees" and "Audit-Related Fees" above.

Audit Committee Pre-Approval Policy

The Audit Committee of our board of directors has adopted a policy requiring that all services provided to us by our independent auditors be pre-approved by the Audit Committee. The policy pre-approves specific types of services that the independent auditors may provide us if the types of services do not exceed specified cost limits. Any type of service that is not clearly described in the policy, as well as any type of described service that would exceed the pre-approved cost limit set forth in the policy, must be explicitly approved by our Audit Committee prior to any engagement with respect to that type of service. Our Audit Committee reviews the pre-approval policy and establishes fee limits annually, and may revise the list of pre-approved services from time to time.

Additionally, our Audit Committee delegated to its chairman the authority to explicitly pre-approve engagements with our independent auditors, provided that any pre-approval decisions must be reported to our Audit Committee at its next scheduled meeting. If explicit pre-approval is required for any service, our Chief Financial Officer and our independent auditor must submit a joint request to the Audit Committee, or its authorized delegate, describing in detail the specific services proposed and the anticipated costs of those services, as well as a statement as to whether and why, in their view, providing those services will be consistent with the SEC's rules regarding auditor independence.

During fiscal year 2003, approximately 3% of the fees paid to PricewaterhouseCoopers LLP for the services described above under the caption "Audit-Related Fees" were made pursuant to the de minimis exception provided under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended.

Board Recommendation and Stockholder Vote Required

The board of directors recommends a vote FOR ratification of the appointment of the independent accountant. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock represented at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes'' will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy.  If the appointment is not ratified by the stockholders, the Board of Directors is not obligated to appoint other independent accountants, but the Board of Directors will give consideration to such unfavorable vote.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of stockholders intended to be presented at our next annual meeting of stockholders must be received by us (Attention: Chief Financial Officer, at our principal offices), no later than March 24, 2005, for inclusion in our proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our proxy statement) to be considered ''timely'' within the meaning of Rule 14a-4 under the Exchange Act and pursuant to our Bylaws, notice of any such stockholder proposals must be given to us in writing not less than 45 days nor more than 75 days prior to the date on which we first mailed our proxy materials for the 2004 meeting, which is set forth on page 1 of this proxy statement (or the date on which we mail our proxy materials for the 2005 annual meeting if the date of that meeting is changed more than 30 days from the prior year). A stockholder's notice to us must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and recent address of the stockholder proposing such business, (c) the class and number of shares of our stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. With respect to proposals by stockholders for director nominations, our Bylaws require written notice to be received by us not less than 30 days nor more than 60 days before the meeting, unless less than 40 days' notice or public disclosure of the meeting is given, in which case the stockholder's notice must be received within 10 days after such notice or disclosure is given. The notice must contain specified information about the proposed nominee and the stockholder making the nomination

OTHER MATTERS

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

The board of directors does not intend to bring any matters before the meeting other than as stated in this proxy statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written request to Theodore R. Sanders, Chief Financial Officer, PC Mall, Inc., 2555 W. 190th Street, Suite 201, Torrance, California 90504.

By Order of the Board of Directors,

/s/ Frank F. Khulusi

Frank F. Khulusi

Chairman of the Board, President and

Chief Executive Officer

July 22, 2004

Torrance, California

APPENDIX A

AUDIT COMMITTEE CHARTER

OF

PC MALL, INC.

(amended and restated as of June 24, 2004)

Purposes, Authority & Funding

The audit committee (the "Committee") of the Board of Directors (the 'Board") of  PC Mall, Inc., a Delaware corporation (the "Company"), is appointed by the Board for the purpose of overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements.  In so doing, the Committee shall endeavor to maintain free and open communication between the Company's directors, independent auditor and financial management.

The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations into any matters within the Committee's scope of responsibilities.  The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the "Members") shall be appointed by the Board and shall serve at the discretion of the Board.  The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board.  The following membership requirements shall also apply:

(i)      each Member must be "independent" as defined under the NASD Marketplace Rules;

(ii)      each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Act"), subject to the exemptions provided in Rule 10A-3(c) under the Act;

(iii)      each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

(iv)      each Member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; and

(v)       at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding subparagraph (i) above, one (1) director who: (a) is not independent as defined under the NASD Marketplace Rules; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined under the NASD Marketplace Rules) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders.  A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member's reasonable control, the affected Member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements.   If the membership of the Committee fails to meet the requirements set forth in this "Committee Membership" section of this Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and the Committee shall have, subject to any restrictions set forth in the Company's bylaws or under applicable law, all powers necessary and proper to fulfill all such duties and responsibilities.  Subject to applicable Board and stockholder approvals, the Committee shall:

Financial Statement & Disclosure Matters

1.    Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations of the SEC and the National Association of Securities Dealers applicable to Nasdaq-listed issuers;

2.    Oversee the Company's accounting and financial reporting processes;

3.   Oversee audits of the Company's financial statements;

4.    Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, significant judgments made in connection with the preparation of the Company's financial statements, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

5.    Discuss with management policies with respect to risk assessment and risk management, and discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

6.    Review with the Company's independent auditor and management any information regarding "second" opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

7.    Review and discuss with management and the Company's independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements and aggregate contractual obligations, on the Company's financial statements;

8.    Review the Company's annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and review the adequacy and effectiveness of internal controls that could significantly affect the Company's financial statements, as well as the adequacy and effectiveness of the Company's disclosure controls and procedures and management's reports thereon;

9.    Review and discuss reports from the Company's independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

10.   Review and discuss with management and the Company's independent auditor any report or document containing the Company's financial statements (including the notes thereto and disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to filing any such report or document with the SEC or releasing any such report or document to the public;

11.   Review the Company's earnings press releases (including type and presentation of information), as well as financial information and earnings guidance provided to analysts and ratings agencies;

12.   If deemed appropriate, recommend to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

13.   Prepare and approve the report required by the rules of the SEC to be included in the Company's annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 306 of Regulation S-K (or any successor provisions);

14.   Meet periodically in separate executive sessions with management and with the Company's independent auditor to discuss any matters that these groups or the Committee believe should be discussed privately with the Committee;

Matters Regarding Oversight of the Company's Independent Auditor

15.   Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

16.   Receive and review at least annually a formal written statement and letter from the Company's independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

17.   Engage in a dialogue with the Company's independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor;

18.   Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company's independent auditor;

19.   Adopt policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company's independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals, and the pre-approval decisions of any such delegate Member(s) shall be presented to the Committee at its next-scheduled meeting;

20.   Discuss with the Company's independent auditor whether such independent auditor: (a) has received an external quality control review by an independent public accountant ("peer review") that determines whether the independent auditor's system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with Nasdaq requirements;

21.   Meet with the Company's independent auditor prior to its audit to review the planning, scope and staffing of the audit;

22.   Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

23.   Review with the Company's independent auditor any audit problems, difficulties or disagreements with management that the independent auditor may have encountered,  as well as any management letter provided by the independent auditor and the Company's response to that letter, including a review of: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; (b) any changes required in the planned scope of the internal audit; and (c) the Company's internal audit department's responsibilities, budget and staffing;

24.   Oversee the rotation of the lead (or coordinating) audit partner of the Company's independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years;

Matters Regarding Oversight of Compliance Responsibilities

25.   At the request of the Board of Directors, advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations;

26.   Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

27.   Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

28.   Review and address any concerns regarding potentially illegal actions raised by the Company's independent auditor pursuant to Section 10A(b) of the Act;

29.   Obtain from the Company's independent auditor assurance that it has complied with Section 10A of the Act;

Additional Duties & Responsibilities

30.   Review and reassess the adequacy of this Charter annually;

31.   Report regularly to the Board with respect to the Committee's activities and make recommendations as appropriate;

32.   Review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditor;

33.   Review with the Company's legal counsel any legal or regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies; and

34.   Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter and to perform such additional functions as may be assigned by law, the Company's certificate of incorporation or bylaws, or the Board.

While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP.  Rather, those duties are the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law.  Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company's independent auditor.

Structure & Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company's bylaws and any direction set forth by the Board.  The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members.  The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.  In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote.  The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than four times per year.  The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance.  The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company's bylaws.  A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business.  Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

The Committee may meet with any person or entity in executive session as desired by the Committee.  The Committee shall meet with the Company's independent auditors, at such times as the Committee deems appropriate, to review the independent auditor's examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee.  The Committee may form and delegate authority to subcommittees when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

APPENDIX B

PC MALL, INC.

POLICY AND PROCEDURES FOR IDENTIFYING AND EVALUATING CANDIDATES FOR THE BOARD OF DIRECTORS

The following policy is adopted by the Board of Directors (the "Board") of PC Mall, Inc. (the "Company") to establish certain procedures and to address certain other matters in connection with the rules promulgated by the Securities and Exchange Commission (the "SEC") relating to the director nominations process and other matters.

I.              Consideration of Director Candidates Recommended by Shareholders

It is the policy of the Board to consider any director candidates recommended by a shareholder of the Company, provided the information regarding director candidates recommended by a shareholder is submitted to the Board in compliance with this policy.

II.            Procedures for Submission of Director Candidates Recommended by Shareholders to the Board

A director candidate nomination from a shareholder must be provided in writing and must include: (a)(1) the candidate's name, age, business address and residence address, (2) the candidate's biographical information, including educational information, principal occupation or employment, past work experience (including all positions held during the past five years), personal references, and service on boards of directors or other material positions that the candidate currently holds or has held during the prior three years, (3) the class and number of shares of the Company which are beneficially owned by the candidate, (4) any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member, and (5) any other information pertinent to the qualification of the candidate; and (b)(1) the name and record address of the shareholder making the recommendation, and (2) the class and number of shares of the Company which are beneficially owned by such shareholder and the period of time such shares have been held, including whether such shares have been held for in excess of one year prior to the date of the recommendation.  These director candidate recommendation materials are to be sent to the Secretary of the Company, at the address of the Company's principal executive offices, and may be submitted at any time.

Notwithstanding the foregoing, for inclusion of the director candidate nominated by a shareholder in the slate of director nominees for approval by shareholders of the Company in connection with a special meeting or annual meeting of shareholders and for inclusion of information relating to such director candidate in the Company's proxy statement relating to such a meeting, the shareholder must submit the relevant information set forth above and other information reasonably requested by the Company within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended ("Regulation 14A").  Such shareholder shall further comply with the additional requirements under Regulation 14A and other applicable rules and regulations.

III.           Qualifications of Board Candidates

There are no specific, minimum qualifications that the Board shall require to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more of the Company's directors to possess, other than as are necessary to meet any requirements under rules and regulations applicable to the Company.

The Board shall consider a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board.

IV.           Process for Identification and Evaluation of Director Candidates

(a)           In lieu of a nominating committee, candidate(s) for director nominee(s) in the event of a vacancy or the establishment of a new directorship on the Board shall be made to the full Board for consideration and approval upon the recommendation of no less than a majority of the independent members of the Board.

(b)           The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the  criteria for membership on the Board, whom the independent members of the Board believe continue to make important contributions to the Board and who consent to continue their service on the Board.  Consistent with this policy, in considering candidates for election at annual meetings of shareholders, the independent members of the Board will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

(c)           The independent members of the Board will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the independent members of the Board will (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the independent members of the Board, (ii) review any assessments of the performance of the director during the preceding term made by the Board, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director.

(d)           If the independent members of the Board determine that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term; and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the view of the independent members of the Board the incumbent should not be re-nominated, the independent members of the Board will, absent special circumstances, propose the incumbent director for re-election.

(e)           The process by the independent members of the Board for identifying and evaluating nominees for director, including nominees recommended by a shareholder, involves (with or without the assistance of a retained search firm):

  compiling names of potentially eligible candidates;

  conducting background and reference checks;

  conducting interviews with candidates and/or others (as schedules permit);

  meeting to consider and approval final candidates; and

  as appropriate, preparing and presenting to the full Board an analysis with regard to particular, recommended candidates.

During the search process, the independent directors shall endeavor to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, shall effectively serve the long-term interests of the Company's stockholders and contribute to the Company's overall corporate goals.

(f)            In considering potential new directors, the independent members of the Board will review individuals from various disciplines and backgrounds.  Among the qualifications to be considered in the selection of candidates are:

  personal and professional integrity;

  broad experience in business, finance or administration;

  familiarity with the Company's industry; and

  prominence and reputation.

Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board's attention, there shall be further consideration of whether the individual has the time available to devote to the work of the Board and one or more of its committees.  Nominees will be screened to ensure each candidate has qualifications which compliment the overall core competencies of the Board.  A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board.  In making a recommendation of candidates to the Board, the independent directors shall bear in mind that the foremost responsibility of a director of the Company is to represent the interests of the stockholders as a whole.  The screening process shall include a background evaluation and a review of the potential nominee's qualification as an independent director under applicable SEC and Nasdaq rules and regulations.

There are no differences in the manner in which the Board considers and evaluates nominees for director based on whether the nominee is recommended by a shareholder.

PROXY

 PC MALL, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 24, 2004

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Frank F. Khulusi and Theodore R. Sanders, and each of them, with full power of substitution as proxies and agents (the ''Proxy Agents'') in the name of the undersigned, to attend the Annual Meeting of Stockholders of PC Mall, Inc., a Delaware corporation ("Company"), to be held at the Company's headquarters, located at 2555 W. 190th Street, Torrance, California 90504 on Tuesday, August 24, 2004 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	ELECTION OF DIRECTORS

	☐ FOR all nominees listed below (except as marked to the contrary).		☐ WITHHOLD AUTHORITY to vote for all nominees listed below.
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

		Frank F. Khulusi	Mark C. Layton
		Ronald B. Reck	Thomas A. Maloof

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as the Company's independent accountants for the Company's current fiscal year.

	☐FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND PROPOSAL 2.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope.  If the shares are held by joint tenants or as community property, both shareholders should sign.

Receipt of Notice of Annual Meeting of Shareholders, Annual Report for the year ended December 31, 2003 and Proxy Statement dated July 22, 2004, is hereby acknowledged by the undersigned.

Dated:                                                                                      , 2004

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